UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2006 (June 28, 2006)
                                                 -----------------------------

                          Brookdale Senior Living Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      001-32641                  20-3068069
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(State or other jurisdiction of     (Commission                (IRS Employer
       incorporation)               File Number)            Identification No.)


 330 North Wabash Avenue, Suite 1400, Chicago, Illinois            60611
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code   (312) 977-3700
                                                   -----------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 8.01 - Other Matters


         On June 28, 2006, Fortress Investment Holdings LLC ("Fortress Holdings") informed the Registrant as follows:

         "Two affiliates of Fortress Holdings, FRIT Holdings LLC, a subsidiary of Fortress Registered Investment Trust, and FIT Holdings LLC, a subsidiary of Fortress Investment Trust II, have entered into separate credit agreements, both dated June 28, 2006, with Deutsche Bank AG, London Branch ("Deutsche Bank"), as Administrative Agent and sole lender. Pursuant to these credit agreements, the affiliates have received a commitment of approximately $1.43 billion from Deutsche Bank, and this amount has been secured by, among other things, a pledge by the borrowers and one other affiliate of Fortress Holdings of a total of 40,628,000 shares of common stock of the Registrant owned by such affiliates. The 40,628,000 shares of common stock represent approximately 61% of the Registrant's issued and outstanding common stock as of the date hereof.

         The credit agreements contain customary default provisions and also require prepayment of a portion of the borrowings by the borrowers in the event the trading price of the common stock of the Registrant decreases below certain specified levels. In the event of a default under the credit agreements by the borrowers, Deutsche Bank may foreclose upon any and all shares of common stock pledged to it. The borrowers have agreed in the credit agreements that if a shelf registration statement is not effective and usable for resales of any portion of the pledged common stock of the Registrant by Deutsche Bank (in the event of foreclosure) as of June 9, 2007, the applicable affiliate will prepay a related portion of the borrowings."

         The Registrant is not a party to the credit agreements and has no obligations thereunder. Mr. Wesley Edens, the Registrant's Chairman of its Board of Directors, owns an interest in Fortress Holdings.

         This information shall also be deemed to be filed under Item 5.01 of Form 8-K.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BROOKDALE SENIOR LIVING INC.
                                       (Registrant)


                                       /s/ Deborah C. Paskin
                                       -----------------------------------------
                                       Deborah C. Paskin
                                       Executive Vice President, Secretary
                                       and General Counsel


Date: June 28, 2006